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                                                                   EXHIBIT 23.2


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in Amendment No. 1 to the Form S-8 of our report dated June 5, 1998, relating to the financial statements of Power Technology, Inc., which is contained therein.

                                       CROUCH, BIERWOLF & CHISHOLM

                                       /s/ Crouch, Bierwolf & Chisholm
                                          -------------------------------------


April 5, 1999